Exhibit 99(iv)

Certification

STATEMENT OF CHIEF FINANCIAL OFFICER

OF OCEAN WEST HOLDING CORPORATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

§906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ocean West Holding Corporation (the “Company”) on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, Daryl S. Meddings, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 16, 2003

/s/ DARYL S. MEDDINGS
Daryl S. Meddings, Executive Vice President/Chief Financial Officer